Exhibit 10.1

AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of January 22, 2009, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation, as Servicer (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY TO THE AGREEMENT (as defined below) (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

The Seller, the Servicer, each member of each of the Purchaser Groups and the Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to Agreement.

2.1 Clause (ii) of the definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the percentage “16.0%” therein and substituting the percentage “12.0%” therefore.

2.2 The definition of “Ineligible Elimination Amounts” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

““Ineligible Elimination Amounts” means amounts which are reported by the Servicer as inputs to the Information Package as credit memos or aged invoices which relate to Receivables which are not Eligible Receivables, including without limitation, Receivables (a) the Obligor of which is not United States resident, (b) the Obligor of which is an Affiliate of Worthington, (c) related to the resale program, (d) which are Steel Surcharge Receivables, (e) which are fuel surcharge receivables or (f) the Obligor of which is listed on Schedule V hereto (together with its subsidiaries and affiliates); provided, however, that such amounts which are reported by the Servicer as inputs to the Information Package as credit memos or aged invoices with respect to each such Obligor set forth on Schedule V shall be deemed to be “Ineligible Elimination Amounts” beginning with the Information Package due on or prior to February 26, 2009 (containing the January 31, 2009 data) and continuing thereafter until the Administrator consents otherwise.”

2.3 The definition of “Market Street Yield Rate” set forth in Exhibit I to the Agreement is hereby amended by deleting the phrase “at Seller’s option” therein and substituting the phrase “at Administrator’s option” therefore.

2.4 Clause (i)(B) of paragraph (g) set forth in Exhibit V to the Agreement is hereby amended by deleting the percentage “8.00%” therein and substituting the percentage “6.00%” therefore.

2.5 Clause (ii)(B) of paragraph (g) set forth in Exhibit V to the Agreement is hereby amended by deleting the percentage “7.00%” therein and substituting the percentage “5.00%” therefore.

2.6 The Agreement is hereby amended by inserting a new Schedule V to the Agreement in the form of Exhibit A hereto.

3. Representations and Warranties. The Seller and the Servicer each hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party to the Agreement as follows:

(a) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES CORPORATION, as Seller

By:	/s/ Dale T. Brinkman
Name: Dale T. Brinkman
Title: VP-Secretary – Asst. Treasurer

WORTHINGTON INDUSTRIES, INC., as Servicer

By:	/s/ B. Andrew Rose
Name: B. Andrew Rose
Title: Chief Financial Officer

MARKET STREET FUNDING LLC, as a Purchaser

By:	/s/ Evelyn Echevarria
Name: Evelyn Echevarria
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as a Purchaser Agent

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

EXHIBIT A

SCHEDULE V

INELIGIBLE OBLIGORS

1. General Motors Corporation

2. Chrysler LLC

3. Duffy Tool and Stamping, LLC

4. Bettcher Manufacturing LLC

January 21, 2009

Worthington Receivables Corporation

Attention: Lester Hess

200 Old Wilson Bridge Road

Columbus, OH 43085

Worthington Industries, Inc.

200 Old Wilson Bridge Road

Columbus, OH 43085

Attention: Lester Hess

Extension of Liquidity Termination Date/Amended

Receivables Purchase Agreement

Ladies and Gentlemen:

This letter (this “Letter”) is delivered to you on behalf of the Purchaser Agent pursuant to Section 1.10 of the Receivables Purchase Agreement, dated as of November 30, 2000 (such agreement, as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time, being the “Receivables Purchase Agreement”), among Worthington Receivables Corporation, as the Seller (the “Seller”), Market Street Funding LLC as Conduit Purchaser and PNC Bank, N.A., both as Purchaser Agent and Liquidity Provider and any other Conduit Purchasers, Purchaser Agents or Liquidity Providers from time to time party thereto, Worthington Industries, Inc., as servicer (the “Servicer”) and PNC Bank, National Association, as Administrator (in such capacity, the “Administrator”). Terms defined in the Receivables Purchase Agreement are used herein as therein defined.

The Purchaser Agent has extended the date that the commitment of the Liquidity Provider terminates under the applicable Liquidity Agreement to January 21, 2010. The Administrator, on behalf of the Purchaser Agent, hereby notifies you that PNC Bank, National Association has extended such date under the Purchaser Agent’s respective Liquidity Agreement.

(continued on following page)

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

ACKNOWLEDGED AND AGREED:

Worthington Receivables Corporation, as Seller

By:	/s/ Dale T. Brinkman
Name:	Dale T. Brinkman
Title:	VP-Secretary – Asst. Treasurer

Worthington Industries, Inc., individually and as Servicer

By:	/s/ B. Andrew Rose
Name:	B. Andrew Rose
Title:	Chief Financial Officer

January 22, 2009

Worthington Receivables Corporation

1205 Dearborn Drive

Columbus, OH 43085

Re:	Third Amended and Restated Fee Letter

Ladies and Gentlemen:

This Third Amended and Restated Fee Letter (this “Fee Letter”) sets forth the fees payable by you in connection with the Receivables Purchase Agreement dated as of November 30, 2000 (such agreement, as now or hereafter amended or otherwise modified from time to time, being the “Receivables Purchase Agreement”), among Worthington Receivables Corporation (“Seller”), Worthington Industries, Inc., as initial servicer (the “Servicer”), Market Street Funding LLC (“Purchaser”), the various other Purchaser Groups from time to time a party thereto and PNC Bank, National Association (“PNC”), as Administrator. Terms defined in the Receivables Purchase Agreement are used herein as therein defined. From and after the date hereof, this Fee Letter supersedes that certain second amended and restated fee letter executed and delivered on February 1, 2007 in connection with the Receivables Purchase Agreement (as such fee letter has been amended or otherwise modified prior to the date hereof) and, accordingly, (from and after the date hereof) this Fee Letter (as it may be amended or modified from time to time) constitutes a “Purchaser Group Fee Letter” referred to in Section 1.5 of the Receivables Purchase Agreement.

Seller agrees to pay, to PNC for Purchaser’s account, the following fees:

(i) a “Program Fee” at the per annum rate of 1.00% of the average daily Investment outstanding, each from the date hereof until the later of the Facility Termination Date and the date on which the Investment outstanding shall have been paid in full, payable in arrears monthly on each Settlement Date for the prior Yield Period and on the later of the Facility Termination Date and the date on which the outstanding Investment shall have been finally paid in full if such date is not a Settlement Date; and

(ii) a “Commitment Fee” for each day equal to (a) the excess of (i) 102% of the Group Commitment over (ii) the average daily outstanding Investment on such day (such excess, if any, the “Unused Commitment”) times (b) the per annum percentage rate of (i) if the Unused Commitment is less than or equal to 50% of the Group Commitment on such day, 0.35%, or (ii) if the Unused Commitment is greater than 50% of the Group Commitment on such day, 0.50%, from the date hereof until the later of the Facility Termination Date and the date on which the outstanding Investment shall have been paid in full, payable in arrears monthly on each Settlement Date for the prior Yield Period and on the later of the Facility Termination Date and the date on which the outstanding Investment shall have been paid in full if such date is not a Settlement Date.

For purposes of the Receivables Purchase Agreement, the “Applicable Margin” for the Purchaser shall equal 2.00%.

[signature pages follow]

Please evidence your agreement to the terms of this Fee Letter by signing the enclosed copy and returning it to the undersigned. Delivery of an executed counterpart of a signature page to this letter agreement shall be effective as delivery of a manually executed counterpart of this Fee Letter.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for Market Street’s Purchaser Group

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

ACKNOWLEDGED AND AGREED TO
as of the date first above written

MARKET STREET FUNDING LLC,
as Purchaser

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

ACKNOWLEDGED AND AGREED TO
as of the date first above written

WORTHINGTON INDUSTRIES, INC.

By:	/s/ B. Andrew Rose
Name:	B. Andrew Rose
Title:	Chief Financial Officer

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Dale T. Brinkman
Name:	Dale T. Brinkman
Title:	VP-Secretary – Asst. Treasurer